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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 2002


                        CROWN CASTLE INTERNATIONAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     0-24737             76-0470458
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE        (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)        IDENTIFICATION NUMBER)

                                510 BERING DRIVE
                                   SUITE 500
                               HOUSTON, TX 77057
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 570-3000


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        THIS DOCUMENT INCLUDES "FORWARD-LOOKING" STATEMENTS WITHIN THE
  MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. OTHER THAN STATEMENTS OF HISTORICAL FACT, ALL
 STATEMENTS REGARDING INDUSTRY PROSPECTS, THE CONSUMMATION OF THE TRANSACTIONS DESCRIBED IN THIS DOCUMENT AND THE COMPANY'S EXPECTATIONS REGARDING THE FUTURE
 PERFORMANCE OF ITS BUSINESSES AND ITS FINANCIAL POSITION ARE FORWARD-LOOKING
           STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT
                     TO NUMEROUS RISKS AND UNCERTAINTIES.

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Item 7. Financial Statements and Exhibits

   (c) Exhibits

   Exhibit No.       Description
   -----------       ------------
   99.1              Slide presentation from Salomon Smith Barney Entertainment,
                     Media and Telecommunications Conference on January 9, 2002


Item 9. Regulation FD Disclosure

Crown Castle International Corp. presented at the Salomon Smith Barney Entertainment, Media and Telecommunications Conference on January 9, 2002. At the conference, John P. Kelly, Chief Executive Officer, and W. Benjamin Moreland, Chief Financial Officer, discussed the Company's and the tower industry's outlook and responded to questions. To assist investors and other interested parties in their analysis of the Company, the slide presentation is attached as Exhibit 99.1 to this Form 8-K (Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD). The audio webcast of this presentation and the accompanying slide presentation is also accessible to the public on the Company's web site at www.crowncastle.com. It will remain there until February 8, 2002.


                          FORWARD-LOOKING STATEMENTS

The document attached hereto as Exhibit 99.1 contains numerous forward-looking statements, based on management's current beliefs and assumptions. The forward-looking statements involve expectations, projections and estimates regarding the wireless industry or Crown Castle International Corp. (including its subsidiaries), including expectations, projections and estimates regarding: (i) implementation of our strategy, (ii) future free cash flow targets, (iii) demand for our towers, (iv) new tenant co-location rates, (iv) future margins, (iv) financial performance of our towers, (v) EBITDA growth rates, (vi) future revenues, expenditures and liquidity, (vii) future cell site density, (viii) emergence of new mobile technologies, including 2.5/3G, and (ix) carrier subscriber growth rates.

Such forward-looking statements are subject to numerous risks, uncertainties and assumptions, including (i) those relating to the matters described above, (ii) those included in the Risk Factors sections of the Company's filings with the Securities and Exchange Commission, and (iii) the following:

 . Demand for towers and wireless communication sites may be lower or slower than anticipated for numerous reasons, including reduced carrier expansion, carrier consolidation, network sharing, technology development, or RF health concerns

 . Demand for wireless communications may be lower or slower than anticipated for numerous reasons, including slow customer adoption rates of 2.5/3G and other technologies

 . Our strategy may be more difficult to implement than anticipated due to financial or other reasons, including our significant amount of indebtedness, or reduced cash flow as a result of reduced revenues or increased operating costs, interest rates or capital expenditures

Should one or more of these risks materialize, or should any underlying assumption prove incorrect, actual results may vary materially from those projected in the forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CROWN CASTLE INTERNATIONAL CORP.

                          by    /s/ E. BLAKE HAWK
                             ------------------------------
                             Name:  E. Blake Hawk
                             Title: Executive Vice President

Date: January 11, 2002

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                                 EXHIBIT INDEX

   Exhibit No.       Description
   -----------       -----------
      99.1           Slide presentation from Salomon Smith Barney Media
                     Conference on January 9, 2002

                                       3